TO THE STOCKHOLDERS

F

or the nine months ended September 30, 2020, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was (5.81)% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was (10.04)%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was 5.57% during this period. For the twelve months ended September 30, 2020, return on net asset value was 3.49% and return to our stockholders was (0.38)% which compares to the return of the S&P 500 Stock Index of 15.15%. During both time periods, the discount at which our shares traded continued to fluctuate and on September 30, 2020 it was 17.52%.

As detailed in the accompanying financial statements (unaudited), as of September 30, 2020, the net assets applicable to the Company’s Common Stock were $1,005,450,799 equal to $41.16 per Common Share.

The decrease in net assets resulting from operations for the nine months ended September 30, 2020 was $64,924,973. During this period, the net realized gain on investments was $80,446,395 and the decrease in net unrealized appreciation was $140,815,399. Net investment income for the nine months was $3,928,010. Distributions to preferred shareholders amounted to $8,483,979. During the nine months, the Company also repurchased 327,690 of its shares at a cost of $11,321,842, an average discount to net asset value of 16.7%.

2020 has been a frustrating year for many investors, including us. The onset of the pandemic in March in the U.S. and the closure of the economy through April reduced U.S. Gross Domestic Product (GDP) in the second quarter by an annual rate of 31%. The gradual reopening of the economy, beginning at the end of the second quarter, with its associated pent-up demand from the fiscal and monetary policy injection, led to a resurgence in economic activity, some real and likely permanent and some not so. However, despite this bounce, the economy remains below the levels associated with the pre-pandemic period and on par with prior recession years.

Our portfolio’s return has improved since the end of the first quarter, but not to the extent experienced by the S&P 500. Seventy percent of the advance in the S&P 500 in the year-over-year period ended September 30 can be attributed to just four stocks, some of which we own but, not all at the same weightings as the index. It is a remarkable and historic period with significant outperformance by select technology investments with few comparisons outside of the Nifty Fifty, during the late 1960s, and the tech bubble, during the late 1999 to early 2000 period.

As time has progressed since June, we have reduced some of the liquidity we disclosed in the second quarter as shares of companies with better long-term return profiles have presented opportunities. We remain wary of the long-term impact of a number of the programs initiated by the U.S. government to offset the real impact of a declining GDP in the current environment and believe a “suspension of disbelief” has led some investors to embrace risk as a core portfolio strategy. This may lead to added uncertainty for investors as monetary illusion collides with economic reality. On the other hand, a sustained press on the fiscal policy pedal by the U.S. government may act as an offset, as it invites consumers to spend and businesses to regain confidence amidst Federal Reserve induced excess liquidity in the credit markets.

Our slower redeployment of capital is rooted in the paucity of opportunities we see representing long-term value and the recognition that the pandemic and its effects may linger longer than many expect; particularly, if a vaccine does not meet efficacy rates historically associated with herd immunity. The scientific community’s understanding of the virus has come a long way and the development of a number of seemingly viable vaccine and therapeutic candidates in record time has us hopeful but, in many respects, understanding the disease development associated with the virus remains in early stages.

Some equity index valuations are stretched historically with the S&P 500 now trading for 22.4 times forward earnings and 2.4 times forward sales leading to a near record current stock market capitalization ratio to GDP, even when adjusted for better operating margins among U.S. companies and lower interest rates. The bifurcation in valuations continues with the top capitalized firms expressing the most weight as well as some of the highest valuation measures. We are optimistic about the economy’s ability to return to its pre-pandemic levels and resume its trajectory over time but, acknowledge the dispersion of potential outcomes has widened for equity markets.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through September 30, 2020. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

October 28, 2020

2

STATEMENT OF INVESTMENTS September 30, 2020 (Unaudited)
General American Investors

	Shares	COMMON STOCKS		Value (Note 1a)
Communication Services (10.6%)	Media and Entertainment (6.5%)
	27,500	Alphabet Inc. (a)		$40,414,000
	70,011	Discovery, Inc. (a)		1,524,139
	40,500	Facebook, Inc. - Class A (a)		10,606,950
	45,602	ViacomCBS Inc. - Class B		1,277,312
	91,478	The Walt Disney Company		11,350,590
			(Cost $41,581,093)	65,172,991
	Telecommunication Services (4.1%)
	274,199	GCI Liberty, Inc. - Class A (a)		22,473,350
	120,450	T-Mobile US, Inc. (a)		13,774,662
	384,506	Vodafone Group plc ADR (United Kingdom)		5,160,071
			(Cost $31,340,768)	41,408,083
			(Cost $72,921,861)	106,581,074

Consumer Discretionary (11.0%)	Retailing (11.0%)
	14,500	Amazon.com, Inc. (a)		45,656,585
	4,000	Booking Holdings Inc. (a)		6,842,720
	161,600	Target Corporation		25,439,072
	579,092	The TJX Companies, Inc.		32,226,470
			(Cost $30,987,935)	110,164,847

Consumer Staples (14.6%)	Food, Beverage and Tobacco (7.9%)
	200,118	Danone (France)		12,956,175
	60,810	Diageo plc ADR (United Kingdom)		8,371,105
	325,000	Nestlé S.A. (Switzerland)		38,581,510
	140,000	PepsiCo, Inc.		19,404,000
			(Cost $31,945,950)	79,312,790
	Food and Staples Retailing (3.5%)
	70,545	Costco Wholesale Corporation		25,043,475
	75,000	Walmart Inc.		10,493,250
			(Cost $11,870,636)	35,536,725
	Household and Personal Products (3.2%)
	530,000	Unilever N.V. (Netherlands/United Kingdom)	(Cost $15,024,215)	32,002,016
			(Cost $58,840,801)	146,851,531

Energy (2.1%)	669,230	Cameco Corporation (Canada)		6,759,223
	75,725	EOG Resources, Inc.		2,721,556
	3,830,440	Gulf Coast Ultra Deep Royalty Trust		26,813
	296,300	Halliburton Company		3,570,415
	1,150,000	Helix Energy Solutions Group, Inc. (a)		2,771,500
	105,984	Phillips 66		5,494,211
			(Cost $33,222,899)	21,343,718

Financials (14.5%)	Banks (1.8%)
	85,000	JPMorgan Chase & Co.		8,182,950
	110,000	M&T Bank Corporation		10,129,900
			(Cost $3,429,347)	18,312,850
	Diversified Financials (5.7%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		35,200,110
	36,549	Berkshire Hathaway Inc. - Class B (a)		7,782,744
	243,415	Nelnet, Inc.		14,665,754
			(Cost $10,554,790)	57,648,608

3

STATEMENT OF INVESTMENTS September 30, 2020 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Financials (14.5%) (continued)	Insurance (7.0%)
	800,000	Arch Capital Group Ltd. (a) (Bermuda)		$23,400,000
	250,000	Axis Capital Holdings Limited (Bermuda)		11,010,000
	121,500	Everest Re Group, Ltd. (Bermuda)		24,001,110
	316,927	MetLife, Inc.		11,780,177
			(Cost $26,905,674)	70,191,287
			(Cost $40,889,811)	146,152,745

Health Care (7.0%)	Health Care Equipment and Services (0.7%)
	62,000	Abbott Laboratories	(Cost $5,079,301)	6,747,460

	Pharmaceuticals, Biotechnology and Life Sciences (6.3%)
	600,000	Corbus Pharmaceuticals Holdings, Inc. (a)		1,080,000
	24,900	Gilead Sciences, Inc.		1,573,431
	347,497	Intra-Cellular Therapies, Inc. (a)		8,916,773
	516,496	Kindred Biosciences, Inc. (a)		2,215,768
	245,191	Merck & Co., Inc.		20,338,593
	1,000,751	Paratek Pharmaceuticals, Inc. (a)		5,414,063
	365,808	Pfizer Inc.		13,425,154
	950,000	Valneva SE (a) (France)		7,819,067
	1,000,600	VBI Vaccines, Inc. (a) (Canada)		2,861,716
			(Cost $44,811,945)	63,644,565
			(Cost $49,891,246)	70,392,025

Industrials (9.4%)	Capital Goods (2.8%)
	154,131	Eaton Corporation plc (Ireland)		15,725,986
	217,541	Raytheon Technologies Corporation		12,517,309
			(Cost $20,543,035)	28,243,295
	Commercial and Professional Services (6.6%)
	217,541	Carrier Global Corporation		6,643,702
	108,770	Otis Worldwide Corporation		6,789,424
	562,895	Republic Services, Inc.		52,546,248
			(Cost $14,835,059)	65,979,374
			(Cost $35,378,094)	94,222,669

Information Technology (21.9%)	Semiconductors and Semiconductor Equipment (5.8%)
	141,652	Applied Materials, Inc.		8,421,211
	105,850	ASML Holding N.V. (Netherlands)		39,087,230
	58,009	Universal Display Corporation		10,484,547
			(Cost $9,938,137)	57,992,988
	Software and Services (7.7%)
	53,000	Akamai Technologies, Inc. (a)		5,858,620
	255,686	Microsoft Corporation		53,778,436
	544,655	Nuance Communications, Inc. (a)		18,077,099
			(Cost $19,727,592)	77,714,155
	Technology, Hardware and Equipment (8.4%)
	338,000	Apple Inc.		39,143,780
	525,000	Cisco Systems, Inc.		20,679,750
	215,242	InterDigital, Inc.		12,281,709
	160,000	Lumentum Holdings Inc. (a)		12,020,800
			(Cost $32,140,607)	84,126,039
			(Cost $61,806,336)	219,833,182

4

STATEMENT OF INVESTMENTS September 30, 2020 (Unaudited) - continued
General American Investors

(see notes to unaudited financial statements)

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Materials (1.3%)	819,669	Cleveland-Cliffs Inc.		$5,262,275
	55,000	Vulcan Materials Company		7,454,700
			(Cost $13,705,397)	12,716,975

Miscellaenous (2.4%)662,440		Other (c)	(Cost $22,793,974)	24,362,772

		TOTAL COMMON STOCKS (94.8%)	(Cost $420,438,354)	952,621,538

	Rights	RIGHTS (a)
Pharmaceuticals, Biotechnology and Life Sciences (0.0%)	1,415,824	Elanco Animal Health Incorporated/ December 31, 2021/$0.25	(Cost $35,646)	—

		OPTIONS (a)
CALL OPTIONS	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/ EXERCISE PRICE/NOTIONAL
Telecommunication Services (0.0%)	1,854	Vodafone Group plc ADR/ October 16, 2020/$18/$3,337,200	(Cost $77,935)	—

PUT OPTIONS
Semiconductors and Semiconductor Equipment (0.0%)	200	ASML Holding N.V./January 15, 2021/$340/$6,800,000	(Cost $484,675)	330,000

		TOTAL OPTIONS (0.0%)	(Cost $562,610)	330,000

	Shares	SHORT-TERM SECURITY AND OTHER ASSETS
	249,689,083	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.0% (d) (24.8%)	(Cost $249,689,083)	249,689,083

TOTAL INVESTMENTS (e) (119.6%)			(Cost $670,725,693)	1,202,640,621
Liabilities in excess of other assets (-0.7%)				(7,072,647)
				1,195,567,974
PREFERRED STOCK (-18.9%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$1,005,450,799

ADR - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)7-day yield.

(e)At September 30, 2020, the cost of investments and derivatives for Federal income tax purposes was $673,912,623; aggregate gross unrealized appreciation was $564,314,548; aggregate gross unrealized depreciation was $35,521,002; and net unrealized appreciation was $528,793,546.

STATEMENT OF OPTIONS WRITTEN September 30, 2020 (Unaudited)

Call Options	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/ EXERCISE PRICE/NOTIONAL	Premiums Received*	Value (Note 1a)
Semiconductors and Semiconductor Equipment (0.0%)	200	ASML Holding N.V./January 15, 2021/$430/$8,600,000	$273,548	$208,000

*The maximum cash outlay if all options are exercised is $8,600,000.

5

MAJOR STOCK CHANGES (a): Three Months Ended September 30, 2020 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Increases	Net shares Transacted		Shares Held
New Positions
Akamai Technologies, Inc.	13,000		53,000	(b)
T-Mobile US, Inc.	115,450		120,450	(b)
Walmart Inc.	75,000		75,000

Additions
Applied Materials, Inc.	30,000		141,652
Axis Capital Holdings Limited	55,000		250,000
Booking Holdings Inc.	1,000		4,000
Everest Re Group, Ltd.	6,500		121,500
InterDigital, Inc.	12,007		215,242
Intra-Cellular Therapies, Inc.	80,970		347,497
Merck & Co., Inc.	45,000		245,191
Paratek Pharmaceuticals, Inc.	145,038		1,000,751

Decreases
Reductions
Apple Inc.	66,000	(c)	338,000
Corbus Pharmaceuticals Holdings, Inc.	112,400		600,000
Costco Wholesale Corporation	9,655		70,545
Discovery, Inc.	91,489		70,011
MetLife, Inc.	3,073		316,927
Nelnet, Inc.	56,585		243,415
Nuance Communications, Inc.	100,000		544,655
Target Corporation	200		161,600
VBI Vaccines, Inc.	156,072		1,000,600
ViacomCBS Inc. - Class B	135,000		45,602

(a)Common shares unless otherwise noted.

(b)Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(c)Represents shares sold in result of assigned call options and adjusted for 4-for-1 stock split.

6

PORTFOLIO DIVERSIFICATION September 30, 2020 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of September 30, 2020 is shown in the table.

INDUSTRY CATEGORY	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$10,423	$58,323	5.8%
Software & Services	19,727	77,714	7.7
Technology, Hardware & Equipment	32,141	84,126	8.4
	62,291	220,163	21.9
Consumer Staples
Food, Beverage & Tobacco	31,946	79,313	7.9
Food & Staples Retailing	11,871	35,537	3.5
Household & Personal Products	15,024	32,002	3.2
	58,841	146,852	14.6
Financials
Banks	3,429	18,313	1.8
Diversified Financials	10,555	57,649	5.7
Insurance	26,906	70,191	7.0
	40,890	146,153	14.5
Consumer Discretionary
Retailing	30,988	110,165	11.0

Communication Services
Media & Entertainment	41,581	65,173	6.5
Telecommunication Services	31,419	41,408	4.1
	73,000	106,581	10.6
Industrials
Capital Goods	20,543	28,243	2.8
Commercial & Professional Services	14,835	65,979	6.6
	35,378	94,222	9.4
Health Care
Health Care Equipment & Services	5,079	6,747	0.7
Pharmaceuticals, Biotechnology & Life Sciences	44,848	63,645	6.3
	49,927	70,392	7.0

Miscellaneous**	22,794	24,363	2.4
Energy	33,223	21,344	2.1
Materials	13,705	12,717	1.3
	421,037	952,952	94.8
Short-Term Securities	249,689	249,689	24.8
Total Investments	$670,726	1,202,641	119.6
Liabilities in Excess of Other Assets		(7,073)	(0.7)
Preferred Stock		(190,117)	(18.9)
Net Assets Applicable to Common Stock		$1,005,451	100.0%

*Net Assets applicable to the Company’s Common Stock

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

7

STATEMENT OF ASSETS AND LIABILITIES September 30, 2020 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $420,438,354)		$952,621,538
Rights (cost $35,646)		—
Purchased options (cost $562,610; note 4)		330,000
Money market fund (cost $249,689,083)		249,689,083

Total investments (cost $670,725,693)		1,202,640,621

OTHER ASSETS
Cash	$24,239
Dividends, interest and other receivables	1,636,343
Present value of future office lease payments (note 8)	4,648,271
Qualified pension plan asset, net excess funded (note 7)	4,125,813
Prepaid expenses, fixed assets, and other assets	1,322,202	11,756,868

TOTAL ASSETS		1,214,397,489

Liabilities
Payable for securities purchased	177,481
Accrued preferred stock dividend not yet declared	219,955
Outstanding options written, at value (premiums received $273,548; note 4)	208,000
Accrued compensation payable to officers and employees	1,705,217
Present value of future office lease payments (note 8)	4,648,271
Accrued supplemental pension plan liability (note 7)	6,236,281
Accrued supplemental thrift plan liability (note 7)	4,870,315
Accrued expenses and other liabilities	763,995

TOTAL LIABILITIES		18,829,515

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 24,425,501 shares (note 5)		$1,005,450,799

NET ASSET VALUE PER COMMON SHARE		$41.16

Net Assets Applicable to Common Stock
Common Stock, 24,425,501 shares at par value (note 5)	$24,425,501
Additional paid-in capital (note 5)	380,032,308
Unallocated distributions on Preferred Stock	(8,703,934)
Total distributable earnings (note 5)	613,885,891
Accumulated other comprehensive loss (note 7)	(4,188,967)

NET ASSETS APPLICABLE TO COMMON STOCK		$1,005,450,799

8

STATEMENT OF OPERATIONS Nine Months Ended September 30, 2020 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Income
Dividends (net of foreign withholding taxes of $344,367)		$11,005,997
Interest		478,529
		11,484,526

Expenses
Investment research	$3,882,693
Administration and operations	2,145,903
Office space and general	702,255
Auditing and legal fees	232,789
Transfer agent, custodian, and registrar fees and expenses	217,274
Directors’ fees and expenses	191,622
State and local taxes	114,188
Stockholders’ meeting and reports	69,792	7,556,516

NET INVESTMENT INCOME		3,928,010

Realized Gain and Change in Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain on investments:
Common stock	76,639,355
Purchased option transactions	3,075,592
Written option transactions	731,448
	80,446,395
Net decrease in unrealized appreciation:
Common stocks and rights	(141,535,654)
Purchased options	(146,610)
Written options	866,865
	(140,815,399)
GAINS AND DEPRECIATION ON INVESTMENTS		(60,369,004)
NET INVESTMENT INCOME, GAINS, AND DEPRECIATION ON INVESTMENTS		(56,440,994)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,483,979)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(64,924,973)

9

STATEMENTS OF CHANGES IN NET ASSETS
General American Investors

(see notes to unaudited financial statements)

Operations	Nine Months Ended September 30, 2020 (Unaudited)	Year Ended December 31, 2019
Net investment income	$3,928,010	$8,218,332
Net realized gain on investments	80,446,395	60,896,277
Net increase (decrease) in unrealized appreciation	(140,815,399)	227,762,298
	(56,440,994)	296,876,907

Distributions to Preferred Stockholders	(8,483,979)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(64,924,973)	285,564,935
OTHER COMPREHENSIVE LOSS
Funded status of defined benefit plans (note 7)	—	(224,943)

Distributions to Common Stockholders	—	(59,144,808)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	25,592,701
Cost of Common Shares purchased	(11,321,842)	(66,879,473)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(11,321,842)	(41,286,772)
NET INCREASE (DECREASE) IN NET ASSETS	(76,246,815)	184,908,412

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,081,697,614	896,789,202

END OF PERIOD	$1,005,450,799	$1,081,697,614

10

FINANCIAL HIGHLIGHTS
General American Investors

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the nine months ended September 30, 2020 and for each year in the five-year period ended December 31, 2019. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Nine Months Ended September 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$43.70	$34.51	$40.47	$37.56	$37.74	$39.77
Net investment income	0.16	0.33	0.31	0.32	0.30	0.48
Net gain (loss) on common stocks, options and other realized and unrealized	(2.35)	11.78	(3.03)	6.23	3.10	(0.99)
Other comprehensive income (loss)	—	(0.01)	(0.05)	0.08	0.02	0.02
	(2.19)	12.10	(2.77)	6.63	3.42	(0.49)
Distributions on Preferred Stock:
Dividends from net investment income	—	(0.07)	(0.06)	(0.04)	(0.04)	(0.12)
Distributions from net capital gains	—	(0.39)	(0.38)	(0.39)	(0.38)	(0.27)
Unallocated	(0.35)	—	—	—	—	—
	(0.35)	(0.46)	(0.44)	(0.43)	(0.42)	(0.39)
Total from investment operations	(2.54)	11.64	(3.21)	6.20	3.00	(0.88)
Distributions on Common Stock:
Dividends from net investment income	—	(0.39)	(0.29)	(0.30)	(0.33)	(0.34)
Distributions from net capital gains	—	(2.06)	(2.46)	(2.99)	(2.85)	(0.81)
	—	(2.45)	(2.75)	(3.29)	(3.18)	(1.15)
Net asset value, end of period	$41.16	$43.70	$34.51	$40.47	$37.56	$37.74
Per share market value, end of period	$33.95	$37.74	$28.44	$34.40	$31.18	$31.94

TOTAL INVESTMENT RETURN -
Stockholder return, based on market price per share	(10.04)%*	41.54%	(9.87)%	21.21%	7.59%	(5.34)%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of period (000’s omitted)	$1,005,451	$1,081,698	$896,789	$1,070,483	$1,022,535	$1,068,028
Ratio of expenses to average net assets applicable to Common Stock	1.03%**	1.28%	1.20%	1.28%	1.27%	1.17%
Ratio of net income to average net assets applicable to Common Stock	0.53%**	0.81%	0.78%	0.79%	0.78%	1.17%
Portfolio turnover rate	12.96%*	17.60%	23.00%	19.58%	20.29%	14.41%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	629%	669%	572%	663%	638%	662%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$27.26	$27.60	$25.72	$26.59	$25.77	$26.75

*Not annualized

**Annualized

11

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1. Significant Accounting Policies and Other Matters – General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a.

Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b.

Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c.

Security Transactions and Investment Income Security transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d.

Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

1. Significant Accounting Policies and Other Matters – (Continued from bottom of previous page.)

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e.

Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f.

Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g.

Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h.

Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

i.

Coronavirus Pandemic The Coronavirus (COVID-19) pandemic has caused significant humanitarian and economic disruption both nationally and internationally. For the most part, governments worldwide have responded with significant fiscal and monetary stimulus to offset the decline in commercial activity. Increased market volatility has resulted over the year-to-date period and may continue prospectively. The Company, like many others, has adopted a telecommuting (i.e., work from home) posture in response but, otherwise continues to operate without significant adverse impact in light of the above events.

2. Fair Value Measurements – Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2020:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$952,621,538	—	—	$952,621,538
Rights	—	—	—	—
Purchased options	330,000	—	—	330,000
Money market fund	249,689,083	—	—	249,689,083
Total	$1,202,640,621	—	—	$1,202,640,621

Liabilities	Level 1	Level 2	Level 3	Total
Options written	$(208,000)	—	—	$(208,000)

No transfers among levels occurred during the nine month ended September 30, 2020.

13

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

3. Purchases and Sales of Securities – Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2020 amounted to $125,627,063 and $285,814,398, on long transactions, respectively.

4. Options – The level of activity in purchased and written options varies from year-to-year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the nine months ended September 30, 2020 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2019	3,522	$270,967	3,150	$1,647,711
Purchased	3,366	396,029	2,135	1,323,627
Exercised	(500)	(147,945)	(2,450)	(1,616,678)
Expired	(4,534)	(441,116)	(2,635)	(869,985)
Outstanding, September 30, 2020	1,854	$77,935	200	$484,675

Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2019	2,253	$1,235,044	1,500	$155,519
Written	2,383	2,792,788	5,464	1,313,594
Terminated in closing purchase transaction	(2,769)	(2,912,249)	(3,855)	(893,282)
Assigned	(1,667)	(842,035)	(1,207)	(238,422)
Expired	—	—	(1,902)	(337,409)
Outstanding, September 30, 2020	200	$273,548	—	$—

5. Capital Stock and Dividend Distributions – The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 24,425,501 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on September 30, 2020.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan

14

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the nine months ended September 30, 2020 and the year ended December 31, 2019 were as follows:

	Shares		Amount
	2020	2019	2020	2019
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	—	695,832	—	$695,832
Increase in paid-in capital	—	—	—	24,896,869
Total increase	—	695,832	—	25,592,701
Par value of Shares purchased (at an average discount from net asset value of 16.7% and 15.4%, respectively)	(327,690)	(1,926,695)	$(327,690)	(1,926,695)
Decrease in paid-in capital	—	—	(10,994,152)	(64,952,778)
Total decrease	(327,690)	(1,926,695)	(11,321,842)	(66,879,473)
Net decrease	(327,690)	(1,230,863)	$(11,321,842)	$(41,286,772)

At September 30, 2020, the Company held in its treasury 7,555,371 shares of Common Stock with an aggregate cost of $253,370,262.

The tax basis distributions during the year ended December 31, 2019 are as follows: ordinary distributions of $10,340,608 and net capital gains distributions of $60,116,172. As of December 31, 2019, distributable earnings on a tax basis totaled $674,526,722 consisting of $4,842,425 from undistributed net capital gains and $669,684,297 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2019. As a result, additional paid-in capital was decreased by $1,300,000 and total distributable earnings was increased by $1,300,000. Net assets were not affected by this reclassification. As of December 31, 2019, the Company had wash loss deferrals of $3,186,930 and straddle loss deferrals of $1,653,522.

6. Officers’ Compensation – The aggregate compensation accrued and paid by the Company during the nine months ended September 30, 2020 to its officers (identified on back cover) amounted to $4,189,965.

7. Benefit Plans – The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the nine months ended September 30, 2020 were:

Service cost	$469,685
Interest cost	639,644
Expected return on plan assets	(1,209,183)
Amortization of recognized net actuarial loss	352,289
Net periodic benefit cost	$252,435

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the nine months ended September 30, 2020 was $137,537. The qualified thrift plan acquired 15,700 shares and sold 17,000 shares in the open market of the Company’s Common Stock during the nine months ended September 30, 2020 and held 473,162 shares of the Company’s Common Stock at September 30, 2020.

5. Capital Stock and Dividend Distributions – (Continued from bottom of previous page.)

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

8. Operating Lease Commitment – The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $445,700 for the nine months ended September 30, 2020. The Company has the option to extend the lease for an additional five years at market rates. As of September 30, 2020, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2020	$156,000
2021	624,000
2022	624,000
2023	631,000
2024	663,000
Thereafter	2,542,000
Total Remaining Lease Payments	5,240,000
Effect of Present Value Discounting	(591,729)
Present Value of Future Office Lease Payments	$4,648,271

OTHER MATTERS (Unaudited)

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on page 14. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2020 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

On April 23, 2020, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made a semi-annual certification, included in a filing with the SEC on Form N-CSR as of December 31, 2019 relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

THIRD QUARTER REPORT

September 30, 2020

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr. Rodney B. Berens Clara E. Del Villar John D. Gordan, III	Betsy F. Gotbaum Rose P. Lynch Jeffrey W. Priest Henry R. Schirmer

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Anang K. Majmudar, Senior Vice-President

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Liron Kronzon, Vice-President

Sally A. Lynch, Vice-President

Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer

Samantha X. Jin, Treasurer

Linda J. Genid, Corporate Secretary

Connie A. Santa Maria, Assistant Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian and Accounting Agent State Street Bank and Trust Company	Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com